Exhibit 99.1

NEWS RELEASE

Apache Corporation Announces Creation of

Holding Company Structure; Holding Company to be Named APA Corporation

HOUSTON, Jan. 4, 2021 – Apache Corporation (“Apache”) (Nasdaq: APA) today announced that its Board of Directors authorized the company to create a holding company structure. Upon its formation, APA Corporation, the new holding company, will replace Apache Corporation as the public company trading on the Nasdaq stock exchange. Existing shares of Apache will be automatically converted, on a one-for-one basis, into shares of common stock of APA Corporation, which will retain the ticker symbol “APA”. The Board and the executive officers of Apache will continue in their same roles at the new company.

APA Corporation will acquire the Suriname and Dominican Republic subsidiaries from Apache Corporation. Apache Corporation will become a direct subsidiary of APA Corporation and will continue to hold existing assets in the U.S., subsidiaries in Egypt and the U.K., and its current economic interests in Altus Midstream Company (Nasdaq: ALTM) and Altus Midstream LP.

“These steps modernize our operating and legal structure, making it more consistent with other companies that have subsidiaries operating around the globe,” said John J. Christmann IV, Apache’s chief executive officer and president. “A holding company offers advantages in risk management, provides financial and administrative flexibility, and more closely aligns our legal structure with our growing international presence.”

The holding company restructure is expected to be completed during the first half of 2021.

About Apache

Apache Corporation is an oil and gas exploration and production company with operations in the United States, Egypt and the United Kingdom and exploration activities offshore Suriname. Apache posts announcements, operational updates, investor information and all press releases on its website, www.apachecorp.com. Specific information concerning Suriname, ESG performance and other investor-related topics are posted at investor.apachecorp.com.

APACHE CORPORATION ANNOUNCES CREATION OF HOLDING COMPANY STRUCTURE; HOLDING COMPANY TO BE NAMED APA CORPORATION — PAGE 2 of 2

Forward-looking statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “may,” “might,” “outlook,” “possibly,” “potential,” “projects,” “prospects,” “should,” “will,” “would,” and similar references to future periods, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about future plans, expectations, and objectives for Apache’s operations, including statements about our capital plans, drilling plans, production expectations, asset sales, and monetizations. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in our 2019 Form 10-K, and in our quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission for a discussion of risk factors that affect our business. Any forward-looking statement made by Apache in this news release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Apache undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development or otherwise, except as may be required by law.

Contacts

Investor:	(281) 302-2286 Gary Clark
Media:	(713) 296-7276 Phil West
Website:	www.apachecorp.com